June 7, 2012

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Stock Fund

Supplement to Prospectus
dated December 30, 2011

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – BNY Mellon Mid Cap Stock Fund – Principal Investment Strategy," "– Principal Risks," "– Performance" and "– Portfolio Management," and "Fund Details – BNY Mellon Mid Cap Stock Fund," "– Investment Risks and Other Potential Risks" and "– Management":

Effective on or about August 20, 2012 (the Effective Date), BNY Mellon Mid Cap Stock Fund's name will be changed to "BNY Mellon Mid Cap Multi-Strategy Fund" and BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the fund's investment adviser, will implement changes to the fund's investment strategy, which are designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles.  Pursuant to these changes, the fund's investment adviser will allocate the fund's assets among multiple investment strategies employed by the fund's investment adviser and an unaffiliated sub-investment adviser.  The fund's investment adviser will determine the investment strategies and will set the target allocations and ranges, as described below.  The fund's investment objective –  to seek capital appreciation –  will not change.

The fund's portfolio managers will seek to implement the changes to the fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to fund shareholders.

******

As of the Effective Date, the fund will pursue its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies.  The fund considers mid cap companies to be those companies with market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell Midcap® Index.  The fund normally allocates its assets among multiple investment strategies, employed by the fund's investment adviser and an unaffiliated sub-investment adviser, that invest primarily in equity securities issued by mid cap companies.  The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles.  The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, American Depositary Receipts (ADRs) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter.  The fund also may invest in publicly-traded real estate investment trust securities (REITs) and exchange-traded funds (ETFs) and similarly structured pooled investments.  The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The fund's investment adviser determines the investment strategies and sets the target allocations and ranges.  The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the Effective Date are as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	45%	0% to 60%
Opportunistic Mid Cap Value Strategy	20%	0% to 35%
Mid Cap Growth Strategy	15%	0% to 35%
Robeco Mid Cap Value Strategy	20%	0% to 35%

The Mid Cap Tax-Sensitive Core Strategy is employed by the fund's investment adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by the fund's investment adviser using a proprietary investment process of The Boston Company Asset Management, LLC (TBCAM), an affiliate of the fund's investment adviser, and the Robeco Mid Cap Value Strategy is employed, subject to shareholder approval, by an unaffiliated sub-investment adviser, namely, Robeco Investment Management, Inc. (Robeco).  The fund is seeking shareholder approval, at a meeting scheduled to be held on August 13, 2012, for Robeco to serve as the fund's sub-investment adviser and for the ability to hire and replace unaffiliated sub-investment advisers in the future, without shareholder approval.  If approved by shareholders, Robeco would be engaged by the fund's investment adviser as a sub-investment adviser for the fund and the fund would implement a "manager of managers" arrangement whereby the fund's investment adviser, under certain circumstances, would be able to hire and replace unaffiliated sub-investment advisers without obtaining shareholder approval.

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but, subject to certain shareholder approvals described above, may be changed without shareholder approval or prior notice.  The target weightings will deviate over the short term because of market movements and fund cash flows.  The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.  The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions.  Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time.  The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the fund's investment adviser or, subject to certain shareholder approvals described above, an unaffiliated sub-investment adviser, and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

The Russell Midcap Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the mid cap segment of the U.S. stock market.  As of April 30, 2012, the market capitalization range of companies comprising the Russell Midcap Index was between approximately $129 million and $22.815 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $8.894 billion and $4.399 billion, respectively.  The market capitalization range may fluctuate depending on changes in the value of the stock market as a whole.  Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings may have market capitalizations outside the range of the Russell Midcap Index at any given time.

Description of the Investment Strategies

As of the Effective Date, the following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Mid Cap Tax-Sensitive Core Strategy

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap Index.  In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap Index.  The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication.  The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance.  The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio.  In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies.  The Mid Cap Tax-Sensitive Core Strategy is not characterized by low portfolio turnover.

The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy assesses both portfolio risk and tax considerations, analyzing the realized and unrealized gains and losses of this portion of the fund's portfolio, as well as the impact of market movements.  The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

Opportunistic Mid Cap Value Strategy

The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies.  In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers.  Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet.  The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace.  To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment.  Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company.  For this portion of its portfolio, the fund generally seeks exposure to stocks and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell Midcap® Value Index, the benchmark for the portfolio managers responsible for the Opportunistic Mid Cap Value Strategy.  The Russell Midcap Value Index includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.  The portfolio managers responsible for the Opportunistic Mid Cap Value Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Mid Cap Growth Strategy

The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects.  In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.  The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection.  The portfolio managers go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the Mid Cap Growth Strategy's investment criteria.  The portfolio managers monitor the securities in the portion of the fund's assets allocated to the Mid Cap Growth Strategy, and will consider selling a security if the issuer's business momentum deteriorates or valuation becomes excessive.  The portfolio managers responsible for the Mid Cap Growth Strategy also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals.  In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere or if the fund's industry or sector weightings change.

The portion of the fund's assets allocated to the Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.  The benchmark for the portfolio managers responsible for the Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Robeco Mid Cap Value Strategy

Robeco (subject to shareholder approval described above) is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy.  Robeco is not affiliated with the fund's investment adviser.  The portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Robeco as having value characteristics.  Robeco employs a fundamental bottom-up, disciplined value investment process.  Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs.  Robeco examines various factors in determining the value characteristics of issuers, including price to book value ratios and price to earnings ratios.  These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow.  Robeco also looks for an identifiable catalyst for positive change that has not been priced into the issuer's stock.  Robeco then studies trends in industries and companies, earnings power and growth and other investment criteria.  Robeco will sell a security when Robeco determines it has appreciated to the price target, the issuer has weakening business fundamentals or there is a reversal of the catalyst.

The benchmark for the portfolio managers responsible for the Robeco Mid Cap Value Strategy is the Russell Midcap Value Index, which includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

******

Investment Risks

In addition to the investment risks applicable to the fund as described in the fund's prospectus, as of the Effective Date, an investment in the fund is subject to strategy allocation risk, market sector risk, foreign investment risk, short-term trading risk, portfolio turnover risk, derivatives   risk, ADR risk, exchange-traded fund (ETF) risk, emerging markets risk, foreign currency risk and leverage risk described in the fund's prospectus.

******

Performance

As of the Effective Date, the fund will change its primary benchmark to the Russell Midcap Index, from the S&P® MidCap 400 Index, because the Russell Midcap Index is more reflective of the manner in which the fund's assets may be allocated.  The fund also will provide a comparison of the performance of its shares to that of the Russell Midcap Value Index and the Russell Midcap Growth Index to show how the fund's performance compares with the returns of indices of securities similar to those in which the fund invests.

******

Portfolio Management

As of the Effective Date, Bernard Schoenfeld will be the fund's primary portfolio manager responsible for investment allocation decisions; he is a senior investment strategist and vice president for BNY Mellon Wealth Management and an employee of The Dreyfus Corporation.

As of the Effective Date, Thomas Murphy will be the fund's portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy; he is director, tax-managed equity, at The Bank of New York Mellon and an employee of The Dreyfus Corporation.

As of the Effective Date, a team of portfolio managers employed by The Dreyfus Corporation and TBCAM will be responsible for the Opportunistic Mid Cap Value Strategy.  The team consists of David Daglio, the lead portfolio manager, James Boyd, Dale Dutile and Creighton Kang.  Mr. Daglio is a senior managing director and portfolio manager at TBCAM, where he has been employed since 1998.  Messrs. Boyd, Dutile and Kang are each equity research analysts and portfolio managers at TBCAM, where they have been employed since 2005, 2006 and 2007, respectively.

As of the Effective Date, B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA, will be the fund's portfolio managers responsible for the Mid Cap Growth Strategy.  Mr. Watts is a senior managing director and portfolio manager at TBCAM, where he has been employed since 2003. Mr. Zeuthen is a director and equity research analyst at TBCAM, where he has been employed since 2006.  Messrs. Watts and Zeuthen also are employees of The Dreyfus Corporation.

As of the Effective Date and subject to shareholder approval described above, the fund's investment adviser will engage Robeco to serve as the fund's sub-investment adviser responsible for the fund's assets allocated to the Robeco Mid Cap Value Strategy.  Robeco is a wholly-owned subsidiary of Robeco US Holding, Inc., both located at 909 Third Avenue, New York, New York 10022.  Robeco US Holding, Inc. is a wholly-owned subsidiary of Robeco International Holding, B.V., which is a wholly-owned subsidiary of Robeco Groep N.V., both located at Coolsingel 120, 3011 AG Rotterdam, The Netherlands, Postbus 973, NL - 3000 AZ Rotterdam.  Robeco Groep N.V. is a wholly-owned subsidiary of Rabobank Nederland, located at UCB 550 Postbus 17100 3500 HG Utrecht, The Netherlands.  As of March 31, 2012, Robeco had approximately $24.9 billion in assets under management.  Robeco, subject to the investment adviser's supervision and approval, will provide the day-to-day management of the portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy.  Joseph F. Feeney, Jr., CFA, and Steven L. Pollack, CFA will be the fund's portfolio managers responsible for the Robeco Mid Cap Value Strategy.  Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Robeco, which he joined in 1995.  Mr. Pollack is a senior portfolio manager at Robeco, which he joined in 2000.

******

If approved by shareholders at a meeting scheduled to be held August 13, 2012, the fund will implement a "manager of managers" arrangement whereby the fund's investment adviser would be permitted to select one or more unaffiliated sub-investment advisers to manage distinct segments of the fund's portfolio in the future without obtaining shareholder approval.  The fund's investment adviser will evaluate and recommend to the fund's board sub-investment advisers for the fund.  The investment adviser will monitor and evaluate the performance of the sub-investment advisers for the fund and will advise and recommend to the fund's board any changes to the fund's sub-investment advisers.  Currently, the fund's investment adviser has selected, and the fund's board has approved, subject to shareholder approval described above, one sub-investment adviser to manage an allocated portion of the fund's assets – Robeco.  The fund and the fund's investment adviser have received an exemptive order from the Securities and Exchange Commission (SEC) that permits the fund, subject to certain conditions and approval by the fund's board, to hire and replace unaffiliated sub-investment advisers and modify such sub-investment advisory arrangements without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fees paid by the fund's investment adviser to unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders.  One of the conditions of the order is that the fund's board, including a majority of the "non-interested" board members, must approve each new sub-investment adviser.  In addition, the fund is required to provide shareholders with information about each new unaffiliated sub-investment adviser within 90 days of the hiring of any new unaffiliated sub-investment adviser.

******

June 7, 2012

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Stock Fund

Supplement to Statement of Additional Information
dated December 30, 2011

The following information supplements and supersedes any contrary information contained in the sections of the Fund's Statement of Additional Information entitled "The Funds and Their Investments – Mid Cap Stock Fund" and "Management Arrangements":

Effective on or about August 20, 2012 (the "Effective Date"), BNY Mellon Mid Cap Stock Fund's name will be changed to "BNY Mellon Mid Cap Multi-Strategy Fund" and BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the Fund's investment adviser, will implement changes to the Fund's investment strategy, as described below.  The Fund's investment objective –  to seek capital appreciation –  will not change.

The Fund's portfolio managers will seek to implement the changes to the Fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to Fund shareholders.

******

As of the Effective Date, the Fund will pursue its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies.  The Fund considers mid cap companies to be those companies with market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell Midcap® Index.  The Fund normally allocates its assets among multiple investment strategies, employed by the Investment Adviser and an unaffiliated sub-investment adviser, that invest primarily in equity securities issued by mid cap companies.  The Fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles.  The Investment Adviser determines the investment strategies, which, as of the Effective Date, are as follows:  Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, and Robeco Mid Cap Value Strategy.  The Investment Adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the Investment Adviser or, subject to certain shareholder approvals described below, an unaffiliated sub-investment adviser, when the Investment Adviser deems it appropriate.

The Mid Cap Tax-Sensitive Core Strategy is employed by the Investment Adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by the Investment Adviser using a proprietary investment process of The Boston Company Asset Management, LLC, an affiliate of the Investment Adviser, and the Robeco Mid Cap Value Strategy is employed, subject to shareholder approval, by an unaffiliated sub-investment adviser, namely, Robeco Investment Management, Inc. ("Robeco").  The Fund is seeking shareholder approval, at a meeting scheduled to be held on August 13, 2012, for Robeco to serve as the Fund's sub-investment adviser and for the ability to hire and replace unaffiliated sub-investment advisers in the future, without shareholder approval.  If approved by shareholders, Robeco would be engaged by the Investment Adviser as a sub-investment adviser for the Fund and the Fund would implement a "manager of managers" arrangement whereby the Investment Adviser, under certain circumstances, would be able to hire and replace unaffiliated sub-investment advisers without obtaining shareholder approval.

The Fund may invest in the following portfolio securities:  common stock, preferred stock, convertible securities, foreign securities including ADRs, New York Shares and GDRs, corporate obligations, floating rate and variable rate obligations, zero coupon, pay-in-kind and step-up securities, U.S. government obligations, U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt securities, including Brady bonds and sovereign debt obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), REITs, asset-backed securities, illiquid securities, securities issued in IPOs, other investment companies, ETFs, warrants, and money market instruments.

The Fund may utilize the following investment techniques:  borrowing, securities lending, when-issued securities and delayed delivery transactions, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, swaps, caps, collars and floors), participation notes, foreign currency transactions and forward contracts, and mortgage dollar rolls.

******

Sub-Investment Adviser--Robeco.  As of the Effective Date and subject to shareholder approval described above, the Investment Adviser will engage Robeco to serve as the Fund's sub-investment adviser responsible for the Fund's assets allocated to the Robeco Mid Cap Value Strategy.  Robeco, subject to the Investment Adviser's supervision and approval, will provide the day-to-day management of the portion of the Fund's assets allocated to the Robeco Mid Cap Value Strategy pursuant to a Sub-Investment Advisory Agreement (the "Robeco Sub-Advisory Agreement") between the Investment Adviser and Robeco.  The Robeco Sub-Advisory Agreement is subject to annual approval by (i) the Trust's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Independent Board members, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Robeco Sub-Advisory Agreement is terminable without penalty (i) by the Investment Adviser on not more than 60 days' notice, (ii) by the Trust's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice, or (iii) by Robeco on not less than 90 days' notice.  The Robeco Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for any reason.

Robeco is a wholly-owned subsidiary of Robeco US Holding, Inc., both located at 909 Third Avenue, New York, New York 10022.  Robeco US Holding, Inc. is a wholly-owned subsidiary of Robeco International Holding, B.V., which is a wholly-owned subsidiary of Robeco Groep N.V.  Robeco Groep N.V. is a wholly-owned subsidiary of Rabobank Nederland, located at UCB 550 Postbus 17100 3500 HG Utrecht, The Netherlands.  The names and principal occupations of the principal executive officers of Robeco are:  Mark E. Donovan and Joseph F. Feeney, Co-Chief Executive Officers; Matthew J. Davis, Chief Financial Officer; William G. Butterly, Chief Operating Officer and Chief Compliance Officer; and Paul F. Healy, Head of Sales.  As of March 31, 2012, Robeco had approximately $24.9 billion in assets under management.

******

Portfolio Management.  As of the Effective Date:  Bernard Schoenfeld will be the Fund's primary portfolio manager responsible for investment allocation decisions; Thomas Murphy will be the Fund's portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy; a team of portfolio managers, consisting of David Daglio, the lead portfolio manager, James Boyd, Dale Dutile and Creighton Kang, will be responsible for the Opportunistic Mid Cap Value Strategy; B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA, will be the Fund's portfolio managers responsible for the Mid Cap Growth Strategy; and, subject to shareholder approval described above, Joseph F. Feeney, Jr., CFA, and Steven L. Pollack, CFA, will be the Fund's portfolio managers responsible for the Robeco Mid Cap Value Strategy.

2

Portfolio Manager Compensation--Robeco.  The portfolio managers responsible for the Robeco Mid Cap Value Strategy are compensated by Robeco.  All portfolio managers employed by Robeco receive a fixed salary and a discretionary bonus from Robeco.

Additional Information about the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers (other than those portfolio managers currently listed in the Trust's SAI) and assets under management in those accounts as of August 31, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Other Pooled Investment Vehicles	Assets Managed	Other Accounts	Assets Managed
David Daglio†	6	$2.206 billion	2	$372.1 million	26	$2.395 billion
James Boyd†	6	$2.206 billion	2	$372.1 million	26	$2.395 billion
Dale Dutile†	6	$2.206 billion	2	$372.1 million	26	$2.395 billion
Creighton Kang†	6	$2.206 billion	2	$372.1 million	26	$2.395 billion
B. Randall Watts, Jr.††	5	$891.4 million	3	$527.1 million	30	$1.880 billion
Robert C. Zeuthen††	5	$891.4 million	3	$527.1 million	30	$1.880 billion
Joseph F. Feeney, Jr.†††	1	$633 million	0	$0	4	$99 million
Steven L. Pollack†††	1	$633 million	0	$0	4	$99 million

________________________
†    The advisory fees for three of the Other Accounts, which had total assets of approximately $651.8 million, are based on the performance of the accounts.

††  The advisory fees for three of the Other Accounts, which had total assets of approximately $225.2 million, are based on the performance of the accounts.

†††  The advisory fee for one of the Other Accounts, which had total assets of approximately $19.2 million, is based on the performance of the account.

As of the date of this Supplement, none of the portfolio managers owned any shares of the Fund.

******

Conflicts of Interest--Robeco.  The compensation paid to Robeco for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Robeco has informed the Trust that, although its portfolio managers benefit from Robeco's revenues and profitability, no portfolio managers are compensated based directly on fee revenue earned by Robeco on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.  In addition, Robeco has informed the Trust that execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.  Robeco believes that it allocates brokerage commissions for these services in a manner that is fair and equitable and consistent with its fiduciary obligations to each of its clients.  Robeco also has informed the Trust that, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity.  To mitigate this conflict of interest, Robeco has advised the Trust that it aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

******